Exhibit 22.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

     As independent public accountants, we hereby consent to the incorporation by reference of our report dated April 12, 2004 included in the Registration Statement on Form SB-2 for eNucleus, Inc. for the years ended December 31, 2003 and December 31, 2002, and to the reference to our firm under the caption "Experts".


                                             /s/ Bujan & Associates, Ltd.
                                             ----------------------------
                                                 Bugan & Associates, Ltd.
                                                 December 14, 2004
                                                 Palos Heights, Illinois